Filed pursuant to Rule 497(e)
under the Securities Act of 1933, as amended
File Registration No.: 333-187583

WESTCHESTER CAPITAL FUNDS

WCM Alternatives: Event-Driven Fund (the “Fund”)

Supplement dated March 16, 2015 to the Statement of Additional Information for the Fund dated March 15, 2015 (the “SAI”), as supplemented from time to time.  This Supplement updates certain information contained in the SAI. Please review this important information carefully.

The Fund currently offers Institutional Class shares only. Investor Class shares of the Fund are not offered for sale at this time.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SAI FOR FUTURE REFERENCE.